UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

SILVER CREST ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39890	98-1559547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Suite 3501, 35/F, Jardine House
1 Connaught Place, Central
Hong Kong
(Address of principal executive offices)	(Zip Code)

+852 2165-9000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SLCRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	SLCR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SLCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2021, Silver Crest Acquisition Corporation, a Cayman Islands exempted company (“Silver Crest”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Silver Crest, TH International Limited, a Cayman Islands exempted company (“THIL”), and Miami Swan Ltd, a Cayman Islands exempted company and wholly owned subsidiary of THIL (“Merger Sub”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, (i) Merger Sub is to merge with and into Silver Crest (the “First Merger”), with Silver Crest surviving the First Merger as a wholly owned subsidiary of THIL, and (ii) Silver Crest is to merge with and into THIL (the “Second Merger” and together with the First Merger, the “Mergers”), with THIL surviving the Second Merger.

Pursuant to the Merger Agreement and subject to the approval of Silver Crest’s shareholders, among other things, (i) immediately prior to the effective time of the First Merger (the “First Effective Time”), each Class B Ordinary Share of Silver Crest, par value $0.0001 per share (“Class B Shares”), outstanding immediately prior to the First Effective Time will be automatically converted into one Class A Ordinary Share of Silver Crest, par value $0.0001 per share (“Class A Shares”) and, after giving effect to such automatic conversion and the Unit Separation (as defined below), at the First Effective Time and as a result of the First Merger, each issued and outstanding Class A Share will no longer be outstanding and will automatically be converted into the right of the holder thereof to receive one ordinary share of THIL (“THIL Ordinary Share”) after giving effect to the Share Split (as defined below), and (ii) each issued and outstanding warrant of Silver Crest sold to the public and to Silver Crest Management LLC, a Cayman Islands limited liability company (“Sponsor”), in a private placement in connection with Silver Crest’s initial public offering (“Silver Crest Warrants”) will automatically and irrevocably be assumed by THIL and converted into a corresponding warrant exercisable for THIL Ordinary Shares. Immediately prior to the First Effective Time, the Class A Shares and the public Silver Crest Warrants comprising each issued and outstanding unit of Silver Crest (“Silver Crest Unit”), consisting of one Class A Share and one-half of one public Silver Crest Warrant, will be automatically separated (“Unit Separation”) and the holder thereof will be deemed to hold one Class A Share and one-half of one public Silver Crest Warrant. No fractional public Silver Crest Warrants will be issued in connection with such separation such that if a holder of such Silver Crest Units would be entitled to receive a fractional public Silver Crest Warrant upon such separation, the number of public Silver Crest Warrants to be issued to such holder upon such separation will be rounded down to the nearest whole number of public Silver Crest Warrants and no cash will be paid in lieu of such fractional public Silver Crest Warrants.

Immediately prior to the First Effective Time, THIL will effect a share split of each THIL Ordinary Share into such number of THIL Ordinary Shares, calculated in accordance with the terms of the Merger Agreement, such that each THIL Ordinary Share will have a value of $10.00 per share after giving effect to such share split (the “Share Split”).

On August 13, 2021, Silver Crest also entered into a Voting and Support Agreement (the “Sponsor Voting and Support Agreement”), by and among THIL, Silver Crest and Sponsor, pursuant to which Sponsor agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, on the terms and subject to the conditions of the Sponsor Voting and Support Agreement. Also, in connection with the Mergers, Sponsor and THIL entered into a Sponsor Lock-Up Agreement (the “Sponsor Lock-Up Agreement”), pursuant to which Sponsor agreed, among other things, (i) to certain transfer restrictions with respect to the THIL Ordinary Shares issued to Sponsor upon the consummation of the Mergers, and (ii) that 1,400,000 of the THIL Ordinary Shares issued to Sponsor upon the consummation of the Mergers shall become unvested and subject to forfeiture, only to be vested again if certain price milestones described more fully in the Sponsor Lock-Up Agreement are achieved, in the case of each of clause (i) and (ii), subject to the terms and conditions contemplated by the Sponsor Lock-Up Agreement.

On August 13, 2021, the shareholders of THIL (the “Company Shareholders”) adopted a unanimous written resolution (the “Written Resolution”), pursuant to which the Company Shareholders, among other things, approved the Merger Agreement and the transactions contemplated thereby. In addition, the Company Shareholders entered into a Lock-Up and Support Agreement (the “Company Shareholder Lock-Up and Support Agreement”), by and among THIL, Silver Crest and the Company Shareholders, pursuant to which the Company Shareholders, among other things, (i) agreed to not revoke (in whole or in part), or seek to revoke (in whole or in part), the Written Resolution, (ii) agreed to the same lock-up restrictions as imposed on Sponsor in the Sponsor Lock-Up Agreement and (iii) received the right to receive, in the aggregate, 14,000,000 additional THIL Ordinary Shares, which right is contingent upon certain price milestones described more fully in the Company Shareholder Lock-Up and Support Agreement being achieved, in the case of each of clause (i), (ii) and (iii), subject to the terms and conditions contemplated by the Company Shareholder Lock-Up and Support Agreement. The approvals, agreements and consents described above are subject to certain additional conditions.

A copy of the Merger Agreement, the Sponsor Voting and Support Agreement, the Sponsor Lock-Up Agreement and the Company Shareholder Lock-Up and Support Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 respectively, and the foregoing description of each of the Merger Agreement, the Sponsor Voting and Support Agreement, the Sponsor Lock-Up Agreement and the Company Shareholder Lock-Up and Support Agreement is qualified in its entirety by reference thereto.

The boards of directors of both Silver Crest and THIL have unanimously approved the transaction. Closing of the transaction is subject to approval of Silver Crest’s and THIL’s shareholders and other customary closing conditions, including a registration statement being declared effective by the U.S. Securities and Exchange Commission (the “SEC”). The transaction is expected to close in the fourth quarter of 2021. Sponsor has agreed to donate 1,500,000 of its Silver Crest Warrants to a charitable foundation, the management and operation of which will be mutually agreed by THIL and Sponsor for the benefit of the local communities in which THIL operates.

In conjunction with this transaction, it is expected that an independent company will be incorporated in China with the sole purpose of safeguarding the retention and use of data of THIL’s guests (“NewCo”). THIL will not own any equity interest in NewCo, which will enter into a long-term contract to provide services to THIL on a cost-only basis. THIL believes that the creation and operation of NewCo directly addresses the valid concerns highlighted by recent statements by the Cyberspace Administration of China (“CAC”) as they have been articulated to date. THIL will inform CAC (and, as appropriate, other regulators) of the plans and operation of NewCo and fully appreciates that THIL’s and NewCo’s operations remain subject to review by CAC and other regulators.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated herein by reference is the investor presentation, dated as of August 13, 2021, for use by Silver Crest in meetings with certain of its shareholders as well as other persons with respect to Silver Crest’s proposed transaction with THIL, as described in this Current Report on Form 8-K.

Attached as Exhibit 99.2 is a transcript of the related video presentation, dated as of August 13, 2021.

Attached as Exhibit 99.3 and incorporated herein by reference is the data protection protocols & compliance presentation, dated as of August 13, 2021.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Silver Crest under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Silver Crest and THIL. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Silver Crest and THIL intend to file a joint proxy statement/prospectus on Form F-4 with the SEC, which will include a document that serves as a proxy statement of Silver Crest. The proxy statement/prospectus will be sent to all Silver Crest shareholders. Silver Crest also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Silver Crest are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Silver Crest through the website maintained by the SEC at www.sec.gov.

The documents filed by Silver Crest with the SEC also may be obtained free of charge upon written request to Suite 3501, 35/F, Jardine House, 1 Connaught Place, Central, Hong Kong.

Participants in Solicitation

Silver Crest and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Silver Crest's shareholders in connection with the proposed transaction. A list of the names of directors and executive officers of Silver Crest and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between THIL and Silver Crest. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Silver Crest’s securities, (ii) the risk that the transaction may not be completed by Silver Crest’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Silver Crest, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of Silver Crest, the satisfaction of the minimum trust account amount following redemptions by Silver Crest's public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on THIL’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of THIL and potential difficulties in THIL employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against THIL or against Silver Crest related to the Merger Agreement or the proposed transaction, (ix) the ability to obtain approval for listing or maintain the listing of THIL’s securities on a national securities exchange, (x) the price of Silver Crest’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which THIL operates, variations in operating performance across competitors, changes in laws and regulations affecting THIL’s business, THIL’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Silver Crest’s registration statement on Form S-1 (File No. 333-251655), the joint proxy statement/prospectus on Form F-4 discussed above and other documents filed by Silver Crest from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and THIL and Silver Crest assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither THIL nor Silver Crest gives any assurance that either THIL or Silver Crest, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Investor Presentation, dated as of August 13, 2021.
99.2	Transcript of Investor Presentation, dated as of August 13, 2021.
99.3	Data Protection Protocols & Compliance Presentation, dated as of August 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2021	SILVER CREST ACQUISITION CORPORATION

By:	/s/ Liang (Leon) Meng
Name: Liang (Leon) Meng
Title: Chairman